Exhibit 99.5


      AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS
                            AGREEMENT


      This Amendment to Amended and Restated Registration Rights Agreement (as amended) is dated as of November 20, 1998 (this "Amendment") and is among Continental Airlines, Inc., a Delaware corporation ("Continental"), Air Partners, L.P., a Texas limited partnership ("Air Partners") and Northwest Airlines Corporation, a Delaware corporation (formerly Newbridge Parent Corporation, "Newbridge"). Air Partners and Newbridge are sometimes referred to herein individually as a "Party" and jointly as the "Parties".

                            Recitals:

      WHEREAS, Continental, Newbridge and Northwest Airlines Holdings Corporation (formerly Northwest Airlines Corporation) are parties to that certain Governance Agreement dated as of January 25, 1998 (as amended by First Amendment to the Governance Agreement dated as of March 2, 1998, and Second Amendment to Governance Agreement dated as of November 20, 1998, the "Governance Agreement"), and whereas the Governance Agreement contains a provision that at the Closing (as defined therein), Continental shall enter into this Amendment;

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The Amended and Restated Registration Rights Agreement dated as of April 19, 1996, as amended by Agreement dated as of October 1, 1996 (as so amended, the "Registration Rights Agreement"), is hereby amended, from and after the date of Closing, as follows:

      (a) Newbridge Parent Corporation shall be a Party to the Registration Rights Agreement.

      (b) The definition of "Registrable Securities" contained in
      Section 1 of the Registration Rights Agreement is amended by adding the word "and" after clause (g) of the first sentence of such definition, and adding a new clause (h) to the first sentence of such definition, which clause (h) shall read in its entirety as follows:

           "(h) any shares of any class of capital stock of Continental which are then entitled to vote generally in the election of directors, including without limitation, Class A Common Stock and Class B Common Stock."

      (c) Section 9 of the Registration Rights Agreement
      (Notices) is hereby amended to change Continental's notice address and to add a notice address for Newbridge Parent
      Corporation as follows:

           "If to Continental:

           Continental Airlines, Inc.
           Dept. HQS-EO
           Continental Tower
           1600 Smith Street
           Houston, Texas   77002
           Attention:  General Counsel
           Facsimile No.: (713) 324-2687

           If to Newbridge Parent Corporation:

           Newbridge Parent Corporation
           5101 Northwest Drive
           St. Paul, Minnesota   55111
           Attn: General Counsel
           Facsimile No.: (612) 726-7123"

2. The Registration Rights Agreement, as amended hereby, is ratified and confirmed.

                               *******

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           CONTINENTAL AIRLINES, INC.


                           By:  /s/ Jeffery  A. Smisek
                              --------------------------
                              Jeffery A. Smisek
                              Executive Vice President,
                                General Counsel and Secretary


                           AIR PARTNERS, L.P.

                           By: Northwest Airlines Corporation, as
                                General Partner

                                By: /s/ Douglas M. Steenland
                                   --------------------------
                                Douglas M. Steenland
                                Executive Vice President,
                                   General Counsel and
                                   Secretary



                           NORTHWEST AIRLINES CORPORATION


                           By: /s/ Douglas M. Steenland
                              --------------------------
                              Douglas M. Steenland
                              Executive Vice President,
                                General Counsel and Secretary


            [Signature Page to Amendment to Amended and
              Restated Registration Rights Agreement]